LILLY INDUSTRIES, INC.

                              LETTER OF TRANSMITTAL
                                       FOR
                            TENDER OF ALL OUTSTANDING
                     7 3/4% SENIOR NOTES DUE 2007, SERIES A
                                 IN EXCHANGE FOR
                     7 3/4% SENIOR NOTES DUE 2007, SERIES B
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933


THE  EXCHANGE   OFFER  WILL  EXPIRE  AT  5:00  P.M.,  NEW  YORK  CITY  TIME,  ON
______________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

     OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

                         DELIVER TO THE EXCHANGE AGENT:

                          HARRIS TRUST AND SAVINGS BANK


             Facsimile                                By Hand/                           By Registered or
         Transmission Number                     Overnight Delivery                       Certified Mail

  (For Eligible Institutions Only)          Harris Trust and Savings Bank          Harris Trust and Savings Bank
           (212) 701-7636                     c/o Harris Trust Company               c/o Harris Trust Company
                                                     of New York                            of New York
         Confirm Receipt of                        88 Pine Street                          P.O. Box 1010
       Facsimile by Telephone:                       19th Floor                         Wall Street Station
           (212) 701-7624                        New York, NY 10005                   New York, NY 10268-1010

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges receipt and review of the Prospectus, dated _______________, 1998 (the "Prospectus"), of Lilly Industries, Inc., an Indiana corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 7 3/4% Senior Notes due 2007, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 7 3/4% Senior Notes due 2007, Series A (the "Old Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by oral or written notice and will mail to the record holders of Old Notes an announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter of Transmittal is to be used by a holder of Old Notes if original Old Notes, if available, are to be forwarded herewith or an Agent's Message is to be used if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer---Procedures for Tendering" and "--- Book-Entry Transfer." Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--- Guaranteed Delivery Procedures." See Instruction
2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The term "holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

                        DESCRIPTION OF OLD NOTES TENDERED
                           (1)                                     (2)                (3)                 (4)

                                                                                   Aggregate
                                                                                   Principal
          Name(s) and Address(es) of Registered                                      Amount
       Holder(s) of Old Note(s), exactly as name(s)              Old Note         Represented          Principal
           appear(s) on Old Note Certificate(s)                Registration            by                Amount
                (Please fill in, if blank)                     Number(s) *       Certificate(s)       Tendered **

--------------------------------------------------------------------------------------------------------------------

                                                            ================== ==================  ==================


                                                            ================== ==================  ==================


                                                            ================== ==================  ==================

--------------------------------------------------------------------------------------------------------------------

*        Need not be completed by book-entry holders.

** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

o        CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

o CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Tendering Institution

         -----------------------------------------------------------------------

         Account Number

         -----------------------------------------------------------------------

         Transaction Code Number

         -----------------------------------------------------------------------

o CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Registered Holder of Old Note(s)

         -----------------------------------------------------------------------

         Date of Execution of Notice of Guaranteed Delivery

         -----------------------------------------------------------------------

         Window Ticket Number (if available)

         -----------------------------------------------------------------------

         Name of Eligible Institution which Guaranteed Delivery

         -----------------------------------------------------------------------

         Account Number (if delivered by book-entry transfer)

         -----------------------------------------------------------------------

o CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
         AMENDMENTS OR SUPPLEMENTS THERETO.

         Name

         -----------------------------------------------------------------------

         Address

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

         The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1988), Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased Old Notes exchanged for such Exchange Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or (ii) a person that is an affiliate of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Notes. The undersigned specifically represent(s) to the Company that
(i) any Exchange Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of Exchange Notes, and (iii) neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Old Notes acquired directly from the Company for its own account.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned or the person receiving the Exchange Notes is a broker-dealer that is receiving Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned or such other person will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the Registration Rights Agreement (including certain indemnification rights and obligations).

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the Book-Entry Transfer Facility.

          For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of
Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned acknowledges that the Company's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer---Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special

Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.


             SPECIAL ISSUANCE INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 5 and 6)                                       (See Instructions 5 and 6)

     To be completed ONLY if Old Notes in a                           To be completed ONLY if Old Notes in a
principal amount not tendered, or Exchange                       principal amount not tendered, or Exchange
Notes issued in exchange for Old Notes                           Notes issued in exchange for Old Notes
accepted for exchange, are to be issued in the                   accepted for exchange, are to be mailed or
name of someone other than the undersigned.                      delivered to someone other than the
                                                                 undersigned, or to the undersigned at an
                                                                 address other than the address shown below
Issue to:                                                        the undersigned's signature.

Name                                                             Mail or delivered to:
                    (Please Print)
                                                                 Name
Address                                                                              (Please Print)

                                                                 Address


                  (Include Zip Code)

                                                                                   (Include Zip Code)
      (Tax Identification or Social Security No.)



=======================================================          ======================================================

                                    IMPORTANT
                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                (Complete Accompanying Substitute Form W-9 Below)


                                    SIGN HERE

--------------------------------------------------------------------------------
               (Signature(s) of Registered Holder(s) of Old Notes)



--------------------------------------------------------------------------------
               (Signature(s) of Registered Holder(s) of Old Notes)
Date: _______________, 1998

(The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)
Capacity (full title)

--------------------------------------------------------------------------------

Address

--------------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone No. (___)

--------------------------------------------------------------------------------

Tax Identification or Social Security Nos.

--------------------------------------------------------------------------------
                      (Please complete Substitute Form W-9)

                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 5)

Signature(s) Guaranteed by an Eligible Institution:

--------------------------------------------------------------------------------
                             (Authorized Signature)

Dated

--------------------------------------------------------------------------------

Name and Title

--------------------------------------------------------------------------------
                                 (Please Print)
Name of Firm

--------------------------------------------------------------------------------

Address

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No. (___)

--------------------------------------------------------------------------------

================================================================================

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Delivery of this Letter of Transmittal and Old Notes or Book-Entry Confirmations. All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or Agent's Message or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

         2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an Agent's Message, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (1) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities
Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Old Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, must be deposited by the Eligible Institution with the Exchange Agent within three business days after the Expiration Date; and (iii) the certificates for all physically tendered shares of Old Notes, in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three business days after the Expiration Date.

         Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         See "The Exchange Offer---Guaranteed Delivery Procedures" section of the Prospectus.

         3. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

         4. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and Exchange Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

         5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in the

Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Issuance Instructions" nor the box entitled "Special Delivery Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

         6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

         8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

         9. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

         11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         13. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer---Withdrawal of Tenders."

         14. Important tax Information; Tax Identification Number; Substitute form W-9. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Company (as payor), through the Exchange Agent, with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL
HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

                 SEE "GUIDELINES FOR CERTIFICATION OF TAXPAYER
                 IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9"
                          FOR ADDITIONAL INSTRUCTIONS.



                               SUBSTITUTE FORM W-9
                   PAYOR'S NAME: Harris Trust and Savings Bank

==============================================================================================================
SUBSTITUTE                         Part I - PLEASE  PROVIDE  YOUR               Social Security Number or
FORM W-9                           TIN IN THE  BOX AT  RIGHT  AND               Employer Identification
                                   CERTIFY BY SIGNING  AND DATING               Number
Payor's Request for                BELOW:                                       (If Awaiting TIN write
Taxpayer Identification            ------------------------------------         "Applied for")
Number (TIN)                       NAME (Please Print)
                                                                                ------------------------------
Department of the Treasury                                                      Part  II  -  For   Payees  NOT
Internal Revenue Service           ADDRESS                                      subject to backup withholding,
                                                                                see   the    "Guidelines   for
                                                                                Certification    of   Taxpayer
                                   CITY            STATE      ZIP CODE          Identification    Number    on
                                                                                Substitute Form W-9" below and
                                                                                complete     as     instructed
                                                                                therein.
==============================================================================================================

Part III - Certification: - Under the penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

SIGNATURE                           DATE                         ,          1997

Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). Also see instructions in the enclosed Guidelines.



     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WRITE "APPLIED FOR"
                        IN PART I OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

__________________________________    ____________________________________, 1997
Signature                                              Date


NOTE:    FAILURE  TO  COMPLETE  AND  RETURN  THIS  FORM  MAY  RESULT  IN  BACKUP
         WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

     Purpose of Form. A person who is required to file an information return with the Internal Revenue Service ("IRS") must obtain your correct taxpayer identification number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

         Note: IF A REQUESTER GIVES YOU A FORM OTHER THAN W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM.

     How To Obtain a TIN. If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for Individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

     To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payor must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payor must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payor must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2), the payor is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.

     Note: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

     As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

     What Is Backup Withholding? -- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

     If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

     (1) You do not furnish your TIN to the requester, or

     (2) The IRS notifies the requester that you furnished an incorrect TIN, or

     (3) You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     (4) You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

     (5) You do not certify your TIN.

     Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Signing the Certification, below, if you are an exempt payee.

     Payees and Payments Exempt From Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except as listed in item (2). For broker transactions, payees listed in items (1) and (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

     (1) A corporation.

     (2) An organization exempt from tax under section 501(a), an IRA, or a custodial account under section 402(b)(7).

     (3) The United States or any of its agencies or instrumentalities.

     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

     (6)  An   international   organization   or  any   of   its   agencies   or
instrumentalities.

     (7) A foreign central bank of issue.

     (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.

     (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

     (10)A real estate investment trust.

     (11)An entity registered at all times during the tax year under the Investment Company Act of 1940.

     (12)A common trust fund operated by a bank under section 584(a).

     (13)A financial institution.

     (14)A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporation Secretaries, Inc., Nominee List.

     (15)A trust exempt from tax under section 664 or described in section 4947.

     Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

     o    Payments to nonresident  aliens  subject to withholding  under section
          1441.

     o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

     o    Payments of patronage dividends not paid in money.

     o    Payments made by certain foreign organizations.

     o    Section 404(k) payments made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

     o    Payments of interest on obligations issued by individuals.

     Note: YOU MAY BE SUBJECT TO BACKUP WITHHOLDING IF THIS INTEREST IS $600 OR MORE AND IS PAID IN THE COURSE OF THE PAYER'S TRADE OR BUSINESS AND YOU HAVE NOT PROVIDED YOUR CORRECT TIN TO THE PAYER.

     o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     o    Payments described in section 6049(b)(5) to nonresident aliens.

     o    Payments on tax-free covenant bonds under section 1451.

     o    Payments made by certain foreign organizations.

     o    Mortgage interest paid to you.

Other types of payments generally not subject to backup withholding inlcude:

     o    Wages.

     o Distributions from a pension, annuity, profit-sharing or stock bonus plan, or an IRA.

     o    Distributions from an owner-employee plan.

     o    Certain surrenders of life insurance contracts.

     o Gambling winnings, if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

     o    Real estate transactions reportable under section 6045.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

Penalties

     Failure To Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

     Criminal   Penalty  for  Falsifying   Information.   Willfully   falsifying
certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

     Name -- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

     If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

Signing the "Part III -- Certification" on the Substitute Form W-9

     (1) Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983 -- You are required to furnish your correct TIN, but you are not required to sign the certification.

     (2) Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983 -- Your must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     (3) Real Estate Transactions. You must sign the certification. You may cross out item 2 of the certification.

     (4) Other Payments. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

     (5) Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, or IRA Contributions. You are required to furnish your correct TIN, but you are not required to sign the certification.

     (6) Exempt Payees and Payments. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, wright "EXEMPT" in the block in Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

     (7) TIN "Applied for." Follow the instructions under How To Obtain a TIN, on page 1, and sign and date this form.

     Signature: For a joint account, only the person whose TIN is shown in Part I should sign.

     Privacy Act Notice: Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.




What Name and Number to Give the Requester

For this type of account:               Give name and SSN of:
1.   Individual                         The individual

2.   Two or more individuals            The actual owner of
     (joint account)                    the   account  or,
                                        if combined
                                        funds, the first individual
                                        on the account [1]

3.   Custodian account of a minor       The minor [2]
     (Uniform Gift to Minors Act)

4.   a. The usual revocable savings     The grantor-trustee [1]
     trust (grantor is also trustee)
     b.So-called trust account that is The actual owner [1] not a legal or valid trust under state law

5.   Sole proprietorship                The owner[3]



For this type of account:                   Give name and EIN of:

6.   Sole proprietorship                    The owner[3]

7.   A valid trust, estate, or              Legal entity[4]
     pension trust

8.   Corporate                              The corporation

9.   Association, club, religious,          The organization
     charitable, educational, or other
     tax-exempt organization

10.  Partnership                            The partnership

11.  A broker or registered nominee         The broker or nominee

12.  Account with the Department of         The public entity
     Agriculture in the name of a public
     entity (such as a state or local
     government, school district,
     or prison) that receives agricultural
     program payments.


[1]  List first and circle the name of the person whose number you furnish

[2]  Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

[4] List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.